[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

CONTENTS
--------------------------------------------------------------------------------
                                           PAGE

---------------------------------------  --------
Objective                                    1
---------------------------------------  --------
Management                                   1
---------------------------------------  --------
Market Information                           1
---------------------------------------  --------
Highlights                                   3
---------------------------------------  --------
Investment Review                            4
---------------------------------------  --------
Major Holdings                               6
---------------------------------------  --------
Investment Portfolio                         8
---------------------------------------  --------
Statement of Assets and Liabilities         11
---------------------------------------  --------
Statement of Operations                     12
---------------------------------------  --------
Statements of Changes in Net Assets         13
---------------------------------------  --------
Financial Highlights                        14
---------------------------------------  --------
Notes to Financial Statements               15
---------------------------------------  --------
Other Information                           20
---------------------------------------  --------
Dividend Reinvestment Plan                  21
---------------------------------------  --------

[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

OBJECTIVE
--------------------------------------------------------------------------------

Jardine Fleming India Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of Indian companies. The Fund may also invest up to 10% of its assets in equity securities of companies in Pakistan, Sri Lanka and Bangladesh.

The Fund provides investors with an opportunity to participate in the emerging economies of India and its neighbors. The Indian government introduced a structural reform program in 1991 which led to the adoption of more liberal and free market economic policies. Liberalization of investment restrictions has enabled foreign institutional investors such as the Fund to have access to the increasing investment opportunities created by India's reforms.

MANAGEMENT
--------------------------------------------------------------------------------

JF International Management Inc. ("JFIM") (formerly Jardine Fleming International Management Inc.) is the investment management company appointed to advise and manage the Fund's portfolio. Mr. Edward Pulling is the portfolio manager of the Fund. Mr. Pulling has worked in the Asia Pacific region for more than twelve years as of May 2001.

With the completion of the merger between Robert Fleming Holdings Ltd. and The Chase Manhattan Corporation ("Chase") in October 2000, and the subsequent merger between Chase and J.P. Morgan & Co. Incorporated in January 2001, JFIM became part of J.P. Morgan Chase & Co. ("JPMC"), one of the world's premier financial services institutions. In asset management, JPMC will operate globally under the name of JPMorgan Fleming Asset Management ("JPMFAM"), although in Asia it will use the sub-brand JF Asset Management. Funds under management for the global asset management business was US$608 billion as at March 31, 2001. The investment philosophy of JPMFAM is to maintain two distinct and separate investment processes for their equity products.

MARKET INFORMATION
--------------------------------------------------------------------------------

JARDINE FLEMING INDIA FUND, INC. IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL "JFI") AND THE MARKET PRICE IN US DOLLARS IS PUBLISHED IN:
--------------------------------------------------------------------------------

[X] The Wall Street Journal (daily)

[X] The Asian Wall Street Journal (daily)

[X] Reuters (page JFIC)

[X] Bloomberg (code JFI US)

[X] The New York Times (daily)

[X] Barron's (each Saturday)

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JARDINE FLEMING
INDIA FUND, INC.

MARKET INFORMATION (CONCLUDED)
--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS CALCULATED WEEKLY AND PUBLISHED IN US
DOLLARS IN:
--------------------------------------------------------------------------------

[X] The Wall Street Journal (under "Closed-End Funds" each Monday)

[X] The Asian Wall Street Journal (under "Publicly Traded Funds" each Monday)

[X] Reuters (page JFIC)

[X] Bloomberg (code JFI US)

[X] South China Morning Post in Hong Kong (first Thursday of every month)

[X] The New York Times (each Sunday)

[X] Barron's (each Saturday)

Additional information (including updated Net Asset Value and Market Price) may be obtained through the Fund's dedicated toll-free number, 800-757-0590.

To receive a copy of the Fund's most recent financial report or Dividend Reinvestment Plan brochure, please call toll-free 800-426-5523.

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JARDINE FLEMING
INDIA FUND, INC.

HIGHLIGHTS
--------------------------------------------------------------------------------

                                               AT
                                          MAY 31, 2001          AT
                                           (UNAUDITED)   NOVEMBER 30, 2000
---------------------------------------  -------------- -----------------
Net Assets                              US$64,623,099     US$90,759,731
Shares Outstanding                          6,509,252         6,549,252
Net Asset Value                               US$9.93          US$13.86
MARKET DATA
Market Price on New York Stock Exchange       US$7.85           US$9.75
Discount to Net Asset Value                      20.9%             29.7%
TOTAL RETURN
Net Asset Value                                -19.4%(1)          -2.6%(2)
Market Price                                    -7.0%(1)           3.3%(2)
Bombay Stock Exchange ("BSE")
 National 100 Index                            -14.7%(1)         -15.2%(2)


                                [GRAPHIC OMITTED]


        NET ASSET VALUE AND MARKET PRICE VS. BSE NATIONAL 100 INDEX(3)

(1)  For the six months ended May 31, 2001.
(2)  For the year ended November 30, 2000.
(3) Based on initial net asset value and market price of $13.85 and $15.00, respectively.

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JARDINE FLEMING
INDIA FUND, INC.

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Dear Fellow Shareholders

2001 has, to date, been a very difficult year both for investors in India and internationally. On the subcontinent numerous factors have contributed to the sharp fall in your Fund's benchmark BSE 100 Index from the 2000 level in January to the 1700 level at the end of May.

At the center of the market's downtrend has been the technology sector led by its US counterparts. The share prices of bell weather top tier Indian technology stocks such as Wipro and Infosys have seriously underperformed the market, the future of second line companies in the technology sector is being questioned whilst third liners are under greater pressure. The primary factors driving down the share prices of these erstwhile superstars have been declining growth rates and falling hourly billing rates together with some ill timed balance sheet expansion. The result must be declining margins. Granted the business models of many of these companies are still enviable particularly compared to their foreign counterparts, but the very multiples that these shares previously commanded are likely a thing of the past. Under these circumstances your Fund has been underweight in sector over recent months and will remain so as the reality of deteriorating business conditions unfolds in the upcoming quarterly results announcements.

Economic data has been lackluster also. Consider that Telco, India's leading manufacturer of cars and trucks, announced a Rp 5 billion loss for the year ending March 2001. Diesel consumption is down 4% year-on-year and industrial production growth has slowed from 6.5% to 2.7% over the past twelve months. Under the circumstances, for the market's GDP forecast 6.5% for the year ended March 2002 to be attained, it will be dependent on an encouraging monsoon. In India, when economists become meteorologists, you know the economy is stagnating.

The Reserve Bank and the Finance Ministry have been taking positive action. Interest rates have been, and continue to fall but, with demand anemic and capacity excessive, there has been little revival in credit demand. Inflation has reared its ugly head, primarily due to India's exposure to rising oil prices, but the Government is more concerned with creating growth rather than fighting inflation. Elsewhere, the Finance Ministry unveiled a visionary Budget, intending to relax labor laws, terminate anachronistic institutions that inhibit competition, and reduce concessional interest rates.

Unfortunately, the optimism created by the Budget was short lived. Within days, a huge political scandal erupted. Investigative journalists secretly filmed senior politicians accepting bribes to facilitate military arms purchases. Amongst others, the Defense Minister was forced to resign. Naturally, the Opposition Party has had a field day with such a scandal. The Parliamentary session in March was a failure and expectations for the session, commencing in late July, are low. Privatization has been dealt another body blow. Of course, Enron's dispute with the State of Maharashtra and the difficulties following the sale of Bharat Aluminum have also discouraged investors from purchasing Government assets.

At the time of writing, the stock market is entering a pivotal period. Badla trading, India's form of margin trading, will be banned shortly following a major stock market scandal earlier this spring and many worry that market liquidity will reduce. In late July, technology companies will announce first quarter results and will give guidance for the rest of the fiscal year. Parliament will reconvene. On the positive side, interest rates are headed lower in the United States and probably in India too. And if the monsoon is good, economists may be emboldened to revise up their forecasts.

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JARDINE FLEMING
INDIA FUND, INC.

INVESTMENT REVIEW (CONCLUDED)
--------------------------------------------------------------------------------

Over the past four months the market has shown signs of some consolidation possibly indicating that the bad news is already in the price. Experienced investors in India will recall similar trying times in 1996 and 1998 from which the market rebounded strongly.

Unfortunately, after four consecutive years of outperforming the benchmark, your Fund is lagging the BSE 100 and its peers so far in 2001. JF India Fund is down 19.4 %, fiscal year to date, versus the BSE 100 down 14.7% and the peer group median down 12.8%. The underweight position in old economy government owned stocks has hurt performance.

As suggested above, now is not the time to give up on India. Share prices have fallen significantly. We are still able to identify well-managed companies that earn returns in excess of the cost of capital with sound growth prospects. The macro outlook cannot remain inimical forever. Good companies survive the downturn and thrive in the recovery. India has plenty of good companies.

On the corporate front your Board remains totally committed to implementing, and will continue to implement, ways and means by which stockholders may attain greater shareholder value. May we thank you all for your support in the past and in the way ahead.

Yours very sincerely

/s/ Julian Reid
Julian Reid
Chairman, Jardine Fleming India Fund, Inc.
Mauritius, July 16 2001

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JARDINE FLEMING
INDIA FUND, INC.

MAJOR HOLDINGS
----------------------------------------------------------------------------------------------
AT MAY 31, 2001 (UNAUDITED)
                                                                                     % OF
COMPANY                                                                            NET ASSETS
--------------------------------------------------------------------------------  ------------
RELIANCE INDUSTRIES LTD. ("RI")                                                       10.3

RI is India's leading industrial entity, dominating polyester and ethylene production with its fully integrated complexes. RI also owns a majority stake in India's biggest refinery.

HINDUSTAN LEVER LTD. ("HL")                                                            9.8

Majority owned by Unilever, HL is the largest listed company in India by market capitalization and possesses an unparalleled distribution system. HL's return on equity of 40% is evidence of the company's outstanding management. With India's consumption on a long-term upward trend, HL should achieve above average growth for years to come.

RELIANCE PETROLEUM LTD. ("RPL")                                                        9.2

RPL refines petroleum and produces motor gasoline, kerosene, fuel oil, bitumen, sulphur and other products. It is India's largest refinery and is considered to be world class.

ITC LTD.                                                                               8.0

A subsidiary of B.A.T., ITC is India's largest manufacturer and distributor of cigarettes. After years of low return diversification, management is focusing on its core business, thereby increasing ITC's already strong cash flows.

HINDALCO INDUSTRIES LTD. ("HI")                                                        4.8

HI is an integrated aluminum manufacturer. The company mines bauxite and refines it into alumina. Additional operations include the smelting of alumina into aluminum, the manufacture of semi-fabricated rolled and extruded products, and the generation of power.

STATE BANK OF INDIA LTD. ("SBI")                                                       4.8

SBI provides a wide range of banking and financial services to corporate, institutional, commercial, agricultural, industrial and individual customers throughout India. The bank also provides international banking to its Indian customers and has operations in 34 countries.

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JARDINE FLEMING
INDIA FUND, INC.

MAJOR HOLDINGS (CONCLUDED)
------------------------------------------------------------------------------------------------
AT MAY 31, 2001 (UNAUDITED)
                                                                                         % OF
COMPANY                                                                               NET ASSETS
-----------------------------------------------------------------------------------  ------------
INFOSYS TECHNOLOGIES LTD. ("INFOSYS")                                                     4.7

Infosys is considered to be India's premier integrated IT solutions provider.
Management is renowned for its emphasis on customer relations, transparency, and generating shareholder returns. Future growth rates of 50% are expected due to global demand for cost effective software solutions.

CIPLA LTD.                                                                                4.3

CIPLA is one of India's top pharmaceutical companies. In every field, it excels.
Exports and domestic sales routinely grow by over 25%, and the company is focusing more on higher margin formulations. Equally important is the company's research and development operation, which will be discovering new molecules and drug delivery systems in the coming years.

LARSEN & TOUBRO LTD. ("L&T")                                                              3.6

L&T is India's largest engineering and construction company, and is the country's largest cement manufacturer. L&T also has a profitable software solutions business unit. The company is in the process of a restructuring whereby various operations are being sold or separately listed so as to maximize shareholder returns.

WIPRO LTD.                                                                                3.1

Wipro specializes in IT and computer related technologies. Their group's services encompass a number of areas, including software architecture, business intelligence systems, e-commerce, network management, system administration, IT consulting and design. Wipro also has subsidiary businesses that sell soaps and vegetable oils.

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JARDINE FLEMING
INDIA FUND, INC.

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

 AT MAY 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                               % OF
                                                   VALUE        NET
DESCRIPTION                           SHARES        US $      ASSETS
--------------------------------------------------------------------------------
INDIAN EQUITY INVESTMENTS (94.8%)
--------------------------------------------------------------------------------
AUTOMOBILES & ANCILLARIES (1.6%)
 DC Design Ltd.* (a)                    6,000     1,021,277     1.6
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
BANKING & FINANCE (10.6%)
 HDFC Bank Ltd.                       393,000     1,921,101     3.0
 ICICI Bank Ltd.                      400,000     1,240,851     1.9
 State Bank of India Ltd.             385,150     1,814,712     2.8
 State Bank of India Ltd. GDR         119,581     1,255,601     2.0
 Vysya Bank Ltd.*                     259,950       625,539     0.9
--------------------------------------------------------------------------------
                                                  6,857,804    10.6
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
CHEMICALS & DERIVATIVES (10.3%)
 ICI (India) Ltd.*                         93           138     0.0
 Reliance Industries Ltd.             796,457     6,659,736    10.3
--------------------------------------------------------------------------------
                                                  6,659,874    10.3
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
CONSTRUCTION & MATERIALS (1.8%)
 Associated Cement Companies Ltd.     360,630     1,070,381     1.7
 Gujarat Ambuja Cements Ltd.              800         3,140     0.1
--------------------------------------------------------------------------------
                                                  1,073,521     1.8
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
CONSUMER NON-DURABLES (17.8%)
 Hindustan Lever Ltd.               1,511,470     6,359,430     9.8
 ITC Ltd.                             306,000     5,176,283     8.0
--------------------------------------------------------------------------------
                                                 11,535,713    17.8
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
DIVERSIFIED/MISCELLANEOUS (6.5%)
 Great Eastern Shipping Co. Ltd.*   1,685,286     1,165,357     1.8
 Modi Luft Ltd.*                    1,910,975       197,196     0.3
 Moser-Baer Ltd.                      243,290     1,517,974     2.4
 New Delhi TV Ltd.* (a)               324,335     1,297,340     2.0
--------------------------------------------------------------------------------
                                                  4,177,867     6.5
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
ENGINEERING (3.6%)
 Larsen & Toubro Ltd.*                442,000     2,336,957     3.6
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

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JARDINE FLEMING
INDIA FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

 AT MAY 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                 % OF
                                                      VALUE       NET
DESCRIPTION                              SHARES       US $      ASSETS
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (9.7%)
 HCL Technologies Ltd.                   147,000    1,228,545     1.9
 Infosys Technologies Ltd.                37,500    3,011,410     4.7
 Wipro Ltd.*                              57,000    2,035,991     3.1
--------------------------------------------------------------------------------
                                                    6,275,946     9.7
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
MEDIA (0.5%)
 UTV Software Communications
  Ltd. (a)                               210,000      357,447     0.5
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
METALS (4.8%)
 Hindalco Industries Ltd.                169,500    3,123,308     4.8
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
PETROLEUM & ENERGY (9.2%)
 BSES Ltd.*                                  120          545     0.0
 Reliance Petroleum Ltd.               5,203,000    5,911,494     9.2
--------------------------------------------------------------------------------
                                                    5,912,039     9.2
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
PHARMACEUTICALS (13.8%)
 CIPLA Ltd.*                             119,000    2,802,450     4.3
 Dr. Reddy's Laboratories Ltd.            30,000      897,638     1.4
 Hoechst Marion Roussel Ltd.              11,022      109,739     0.2
 Ranbaxy Laboratories Ltd.*              178,000    1,865,023     2.9
 Sun Pharmaceuticals Industries
  Ltd.*                                  123,066    1,570,401     2.4
 Wockhardt Ltd.                          200,000    1,686,170     2.6
--------------------------------------------------------------------------------
                                                    8,931,421    13.8
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

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JARDINE FLEMING
INDIA FUND, INC.

INVESTMENT PORTFOLIO (CONCLUDED)

AT MAY 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                SHARES/                   % OF
                                               PRINCIPAL      VALUE        NET
DESCRIPTION                                     AMOUNT         US $      ASSETS
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (4.6%)
 Sterlite Industries (India) Ltd.*               618,000     1,615,347      2.5
 Sterlite Optical Techologies Ltd.*              142,903     1,339,944      2.1
--------------------------------------------------------------------------------
                                                             2,955,291      4.6
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
TOTAL INDIAN EQUITY INVESTMENTS (94.8%)
 (cost $67,351,518)                                         61,218,465     94.8
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

================================================================================
TIME DEPOSIT (2.9%)
--------------------------------------------------------------------------------
 Citibank Guam
  3.350%, 06/01/01 (cost $1,893,268)          $1,893,268     1,893,268      2.9
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

--------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.7%)
 (cost $69,244,786)(b)                                      63,111,733     97.7
================================================================================
OTHER ASSETS IN EXCESS OF LIABILITIES (2.3%)                 1,511,366      2.3
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
NET ASSETS (100.0%)                                         64,623,099    100.0
================================================================================

GDR--Global Depositary Receipt

*Non-income producing security.

(a) Fair valued security, aggregating $2,676,064 or 4.1% of net assets.

(b) Aggregate cost for federal income tax purposes is substantially the same as the cost for financial statement purposes. The aggregate unrealized appreciation (depreciation) for all securities is as follows:

                                            US $
------------------------------------  --------------
Excess of market value over tax cost      4,997,992
Excess of tax cost over market value    (11,131,045)
------------------------------------  --------------
Net unrealized depreciation              (6,133,053)
====================================  ==============

See accompanying notes to financial statements

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JARDINE FLEMING
INDIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

------------------------------------------------------------------------------------------

AT MAY 31, 2001 (unaudited)
------------------------------------------------------------------------------------------
                                                                                  US $
------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------
Investments at value (cost $69,244,786)                                       63,111,733
Cash (including Indian Rupees with a cost of $392,444 and value of
 $392,175)                                                                       814,498
Receivable for investments sold                                                2,417,807
Dividends and interest receivable                                                 92,589
Prepaid expenses and other assets                                                 69,431
------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  66,506,058
------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------
Payable for investments purchased                                              1,530,213
Payable to Investment Adviser                                                    122,126
Payable to Administrators                                                         27,898
Accrued expenses                                                                 202,722
------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              1,882,959
------------------------------------------------------------------------------------------
NET ASSETS                                                                    64,623,099
==========================================================================================
Net assets consist of:
Common stock, $0.001 par value 6,509,252 shares issued and outstanding
 (100,000,000 shares authorized)                                                   6,509
Additional paid-in capital                                                    81,249,359
Accumulated net investment loss                                                 (965,174)
Accumulated net realized loss                                                 (9,533,705)
Net unrealized depreciation of investments and other assets
 and liabilities denominated in foreign currency                              (6,133,890)
------------------------------------------------------------------------------------------
NET ASSETS                                                                    64,623,099
==========================================================================================
NET ASSET VALUE PER SHARE ($64,623,099 (divided by) 6,509,252)                      9.93
==========================================================================================

                 See accompanying notes to financial statements

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JARDINE FLEMING
INDIA FUND, INC.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED MAY 31, 2001 (unaudited)
--------------------------------------------------------------------------------
                                                                    US $
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                         119,347
Interest                                                           30,874
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                           150,221
--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                                          434,506
Administration fees and expenses                                  148,680
Interest expense                                                  123,546
Custodian and accounting fees                                     120,675
Directors' fees and expenses                                       83,976
Legal fees                                                         60,698
Audit and tax services fees                                        49,688
Reports to shareholders                                            46,206
New York Stock Exchange listing fee                                17,500
Transfer agent fees                                                12,490
Insurance expense                                                  12,330
Miscellaneous expenses                                              5,100
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                  1,115,395
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                              (965,174)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------------------------------------
NET REALIZED LOSS ON:
 Investments                                                   (9,021,957)
 Foreign currency transactions                                    (20,919)
NET CHANGE IN UNREALIZED APPRECIATION / DEPRECIATION OF:
 Investments                                                   (6,109,568)
 Other assets and liabilities denominated in foreign
  currency                                                           (185)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS                            (15,152,629)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          (16,117,803)
================================================================================

                 See accompanying notes to financial statements

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JARDINE FLEMING
INDIA FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE
                                                             SIX MONTHS
                                                                ENDED        FOR THE YEAR
                                                            MAY 31, 2001         ENDED
                                                             (UNAUDITED)   NOVEMBER 30, 2000
                                                                US $             US $
-------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net investment loss                                            (965,174)      (2,487,173)
 Net realized gain (loss) on investments and foreign
  currency transactions                                       (9,042,876)      61,519,810

 Net change in unrealized appreciation/depreciation of
  investments and other assets and liabilities
  denominated in foreign currency                             (6,109,753)     (65,470,150)
-------------------------------------------------------------------------------------------
 Net decrease in net assets
  resulting from operations                                  (16,117,803)      (6,437,513)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
-------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
 From net realized gain on investments                        (9,615,629)            --
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
-------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS
 Cost of shares repurchased pursuant to Tender
  Offer Program                                                   --          (38,110,773)

 Cost of shares repurchased pursuant to Share
  Repurchase Programs                                           (403,200)     (25,551,193)
-------------------------------------------------------------------------------------------
 Net decrease in net assets from capital stock
  transactions                                                  (403,200)     (63,661,966)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
-------------------------------------------------------------------------------------------
Net decrease in net assets                                   (26,136,632)     (70,099,479)

NET ASSETS:

 Beginning of period                                          90,759,731      160,859,210
-------------------------------------------------------------------------------------------
 End of period                                                64,623,099       90,759,731
===========================================================================================

                See accompanying notes to financial statements

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JARDINE FLEMING
INDIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of common stock outstanding throughout each period/year is presented below.

                                                  FOR THE
                                                SIX MONTHS               FOR THE YEAR ENDED NOVEMBER 30,
                                                   ENDED     -------------------------------------------------------
                                               MAY 31, 2001
                                                (UNAUDITED)     2000       1999        1998       1997       1996
                                                   US $         US $       US $        US $       US $       US $
                                              -------------- ---------  ---------- ----------  ---------  ----------
Net asset value, beginning of period                13.86        14.23       6.53       8.09       6.82       7.74
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net investment loss                                (0.15)       (0.25)*    (0.11)     (0.10)     (0.13)     (0.14)
 Net realized and unrealized gain (loss) on
  investments and other assets and
  liabilities denominated in foreign
  currency                                          (2.33)       (1.39)*     7.81      (1.46)      1.40      (0.78)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (2.48)       (1.64)      7.70      (1.56)      1.27      (0.92)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS:
 From net realized gains on investments             (1.47)          --         --         --         --         --
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
--------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
 Anti-dilutive effect of:
  Shares repurchased pursuant to the Tender
   Offer Program                                       --         0.30         --         --         --         --
  Shares repurchased pursuant to the Share
   Repurchase Programs                               0.02         0.97         --         --         --         --
--------------------------------------------------------------------------------------------------------------------
Total from capital share transactions                0.02         1.27         --         --         --         --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       9.93        13.86      14.23       6.53       8.09       6.82
===================================================================================================================
MARKET PRICE, END OF PERIOD                         7.850        9.750      9.438      5.063      6.625      6.375
===================================================================================================================
TOTAL INVESTMENT RETURN BASED ON: (a)
 Net asset value                                   (17.23)%      (2.60)%   117.92%    (19.28)%    18.62%    (11.89)%
 Market price                                       (6.99)%       3.31%     86.41%    (23.58)%     3.92%    (29.17)%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period/year (000
  omitted)                                        $64,623      $90,760   $106,859    $73,827    $91,430    $77,123
 Ratio of expenses to average net assets             2.95%+       2.43%      2.50%      2.81%      2.68%      3.28%
 Ratio of expenses to average net assets,
  excluding interest expense                         2.63%+       1.89%      2.14%      2.77%      2.35%      2.83%
 Ratio of net investment loss to average net
  assets                                             2.55%+      (1.45)%    (1.18)%    (1.32)%    (1.52)%    (1.55)%
 Portfolio turnover rate                               64%          65%        56%        73%        53%        81%

------------
* Based on average daily shares outstanding during the year ended November 30, 2000.
+      Annualized
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market price in periods where there is an increase in the discount or a decrease in the premium of the market price to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

                See accompanying notes to financial statements

[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

AT MAY 31, 2001 (unaudited)

1.     ORGANIZATION AND CAPITAL

       Jardine Fleming India Fund, Inc. (the "Fund") (NYSE: JFI) was incorporated in the State of Maryland on January 5, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on March 3, 1994 with the objective of seeking capital appreciation by investing primarily in equity securities of Indian companies.

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.     SIGNIFICANT ACCOUNTING POLICIES

       The following is a summary of significant accounting policies followed by the Fund.

       i)   SECURITY VALUATION

            All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

       ii)  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

            Investment transactions are accounted for on the date the securities are purchased or sold (the trade date). Realized gains and losses on the sale of investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

       iii) FOREIGN CURRENCY TRANSLATION

            The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows:

            o investments and other assets and liabilities denominated in foreign currency at the prevailing rates of exchange on the valuation date;

            o purchases and sales of investments, income and expenses at the prevailing rates of exchange on the respective dates of such transactions.

            The resulting net foreign currency gain or loss is included in the Statement of Operations.

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JARDINE FLEMING
INDIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

            The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in market prices of securities. Accordingly, such foreign currency gain
            (loss) is included in net realized and unrealized gain (loss) on investments.

            Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation/ depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

       iv)  DIVIDENDS AND DISTRIBUTIONS

            Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

3.     INVESTMENT ADVISER AND ADMINISTRATORS

       i) JF International Management Inc. (formerly Jardine Fleming International Management Inc.) (the "Investment Adviser"), an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., effective December 29, 2000 provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement and the addenda amending it. Under this amended agreement, the Fund pays the Investment Adviser a monthly fee at the annual rate of 1.15% of the Fund's average weekly net assets.

       ii) Brinson Advisors, Inc., (formerly Mitchell Hutchins Asset Management Inc.), (the "Administrator"), an indirect wholly-owned asset management subsidiary of UBS AG, provides administrative services to the Fund under an Administrative Services Agreement. The Fund pays the Administrator a monthly fee at the annual rate of 0.18% of the Fund's average weekly net assets up to $250 million and 0.15% of such net assets in excess of $250 million, subject to a minimum annual fee of $250,000.

            Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund's Mauritius branch. The Mauritius Administrator is paid a monthly fee of $2,000, a quarterly fee of $1,000, and receives reimbursement for certain out-of-pocket expenses.

4.     PORTFOLIO TRANSACTIONS

       For the six months ended May 31, 2001, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $47,912,043 and $64,228,084, respectively.

[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

       At May 31, 2001, the Fund owned securities valued at approximately $2,709 which were in the process of being registered in the name of the Fund or being dematerialized. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration or the dematerialization process, as applicable.

5.     U.S. FEDERAL INCOME TAXES

       The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its net investment income, realized capital gains and certain other amounts, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax. During the year ended November 30, 2000, the Fund utilized $52,743,860 of capital losses carried forward in prior years.

6.     FOREIGN INCOME TAXES

       The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident of Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997. Effective June 1, 1997, dividend income from domestic companies is exempt from Indian income tax. The Fund is subject to and accrues 20% Indian withholding tax on interest earned on Indian securities.

       The Fund will pay tax in Mauritius on its taxable income for Mauritius tax purposes at rates which, when offset by the credit available with respect to tax withheld in India, will result in a net payment in Mauritius with respect to such taxable income at an effective rate of approximately 1%. For the six months ended May 31, 2001, no provision for Mauritian taxes is considered necessary as a result of the net investment loss incurred by the Fund.

       The Indian tax authorities in March 2000 issued an assessment order ("March 2000 Assessment Order") with respect to the Fund's Indian income tax return filed for the fiscal year ended March 31, 1997 denying the benefits of the tax treaty between India and Mauritius. In the March 2000 Assessment Order, the Indian tax authorities held that the Fund is not a resident of Mauritius and assessed tax on the dividend income for the year ended March 31, 1997 at the rate of 20% instead of the 15% rate claimed by the Fund under the tax treaty between India and Mauritius. Similar assessment orders were issued to several other mutual fund companies relying on the tax treaty between India and Mauritius. On April 13, 2000, the Central Board of Direct Taxes ("CBDT") of the Ministry of Finance in India issued a circular ("Circular 789") "clarifying" their position on the Indian taxation under the India-Mauritius tax treaty that wherever a certificate of residence is issued by the Mauritian authorities, such certificate will constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the tax treaty between India and Mauritius. The Fund, relying on Circular 789 filed a revision petition with Commissioner of Income Tax in India ("CIT") to revise the March 2000 Assessment Order in light of Circular 789. The CIT is required to issue his order on the revision petition by March 31, 2002. Further, litigation has been initiated by a public interest group in India in the courts challenging the CBDT circular which is currently unresolved. No provision for additional income taxes of 5% that may be payable with respect to dividends declared, paid or distributed prior to June 1, 1997 earned by the Fund and on net realized gains and unrealized appreciation to date is considered necessary in view of Circular 789. To the

[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

       extent that it is later determined that the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the sale of securities, which are at the rates of 10% on long-term and 30% on short-term capital gains, and could be subject to the applicable tax on dividends declared, distributed or paid prior to June 1, 1997, which was at the rate of 20%.

       The foregoing is based on current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the tax treaty between India and Mauritius.

7.     TRANSACTIONS WITH AFFILIATES

       The Investment Adviser, out of its advisory fee, pays UBS Warburg LLC ("UBS"), an indirect wholly owned subsidiary of UBS AG, a fee in an amount equal to 0.10% of the value of the Fund's average weekly net assets in consideration for certain consulting and support services (not including advice or recommendations regarding the purchase or sale of investments). For the six months ended May 31, 2001, $37,887 was paid or accrued by the Investment Adviser to UBS for such services. In addition, in connection with the Fund's Share Repurchase Programs (see Note 9), UBS received $2,000 in brokerage commissions on the Fund's shares repurchased during the six months ended May 31, 2001. Additionally, during the six months ended May 31, 2001, UBS received $15,122 in brokerage commissions on investment security transactions and the Administrator, an affiliate of UBS, earned $124,658 in administration fees from the Fund.

       For the six months ended May 31, 2001, the Fund paid a total of approximately $118,809 in brokerage commissions to Jardine Fleming India Securities Private Limited (formerly Jardine Fleming India Securities Limited), an affiliate of the Investment Adviser.

8.     REVOLVING CREDIT AGREEMENT

       On February 2, 2000, the Fund entered into a multi-currency Revolving Credit Agreement (the "Revolving Credit Agreement"), payable on demand, with Danske Bank A/S (formerly Den Danske Bank). The maximum credit available under the Revolving Credit Agreement is the lower of $20,000,000 or 20% of the net asset value of the Fund. Interest payments on borrowings are to be agreed at the time of drawing. For the six months ended May 31, 2001, the weighted average interest rate paid by the Fund was 6.8% and the maximum and average amount of the loan outstanding during the borrowing period was $9,649,128 and $6,339,701, respectively. For the six months ended May 31, 2001, $123,546 was paid or accrued by the Fund to Danske Bank A/S for interest under the Revolving Credit Agreement. At May 31, 2001, there was no loan outstanding under the Revolving Credit Agreement.

       The Fund had a multi-currency Revolving Credit Agreement (the "Credit Agreement"), payable on demand, with Jardine Fleming Bank Limited ("JF Bank"), an affiliate of the Investment Adviser. The maximum credit available under the Credit Agreement was the lower of $31,000,000 or 20% of the Fund's assets. Interest payments on borrowings were to be agreed at the time of drawing. On October 31, 2000, the Credit Agreement was terminated.

9.     CAPITAL STOCK

       There are 100,000,000 shares of $0.001 par value capital stock authorized. For the period December 1, 2000 through May 31, 2001, the Fund repurchased 40,000 shares of its common stock on the open market at a total cost of $403,200 including brokerage commissions. These shares were repurchased at a weighted average market price per share of $10.03 (before commissions) and a weighted average discount from net assets value of 28.81%.

       For the period February 1, 2000 (commencement of Share Repurchase Programs) through November 30, 2000, the Fund repurchased 1,721,081 shares of its common stock on the open market at a total cost of $25,551,193 including brokerage commissions. These shares were repurchased at a weighted average

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JARDINE FLEMING
INDIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

       market price per share of $14.80 (before commissions) and a weighted average discount from net asset value of 27.62%.

       In accordance with the Fund's Board of Directors announcement on April 10, 2001, that the 13-week measurement period of the Fund's average weekly discount to net asset value began on April 20, 2001 and is set to end on July 20, 2001. This measurement will determine whether the Fund will conduct a tender offer later in the year. This action is consistent with the previous announcement made on November 10, 2000, when the Fund's Board of Directors announced a strategic action program (the "Program") to enhance shareholder value. Under the Program, beginning in 2001 and to the extent permitted under the U.S. law, the Fund will conduct an annual tender offer if the Fund's average discount to net asset value per share exceeds 20% during a 13-week measurement period to be set each year by the Board of Directors. The tender offers will be for at least 10% of the Fund's outstanding shares at a per share purchase price of 95% of the net asset value per share.

10.    CONCENTRATION OF RISK

       Investments in India may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other things, the possibility of future political and economic conditions of developing countries and the level of Indian governmental supervision and regulation of its securities markets. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region. At May 31, 2001, the Fund has a concentration of its investments in the consumer non-durables industry. The values of such investments may be affected by economic and political developments in the consumer non-durables industry.

[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

OTHER INFORMATION
--------------------------------------------------------------------------------

ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on May 10, 2001. Shareholders voted to re-elect A. Douglas Eu and Ernest L. Rene Noel as Directors. The resulting vote count is indicated below:

  A. Douglas Eu          For:                  3,696,667
                         Withheld Authority:     764,491

  Ernest L. Rene Noel    For:                  4,436,983
                         Withheld Authority:      24,175

In addition to the above re-elected Directors, Julian M.I. Reid, Jean Jocelyn de Chasteauneuf, Timothy R.H. Kimber and Ashok V. Desai continue to serve as Directors of the Fund.

[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

The Fund operates an optional Dividend Reinvestment Plan (the "Plan") whereby:

1) shareholders may elect to receive income dividends and capital gain distributions (collectively referred to as "distributions") in the form of additional shares of the Fund (the "Share Distribution Plan").

2) shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank & Trust Company (the "Plan Agent"), as dividend paying agent.

The following should be noted with respect to the Plan:

1) The Share Distribution Plan allows you to reinvest your distributions into newly issued shares of the Fund with no brokerage charge or, if the market price of the shares on the distribution date is below their net asset value, have the Plan Agent purchase shares on your behalf in the open market at a pro rata share of the brokerage commission. Such distributions, if any, would most likely be declared in December and paid and reinvested in January. Shareholders do not pay a service charge to participate in this program.

2) Under the Share Distribution Plan, whenever the Board of Directors of the Fund declares a distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares), if the market price of the shares on the date of the distribution is at or above the net asset value ("NAV") of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, purchase shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date.

3) For US federal income tax purposes, shareholders electing to receive newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the payment date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Share Distribution Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

4) There will be no brokerage charge to participants for shares issued directly by the Fund under the Share Distribution Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Share Distribution Plan. The Fund will pay fees of the Plan Agent for handling the Share Distribution Plan.

5) You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

This information is only a summary. To receive a copy of the Dividend Reinvestment Plan brochure describing the full terms and conditions of the Plan, please contact the Plan Agent at the following address or call toll-free 800-426-5523.

       BFC c/o Equiserve
       PO Box 43011
       Providence, RI 02940-3011
       USA

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
DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------
Julian M.I. Reid -Director & Chairman of the Board
Jean Jocelyn de Chasteauneuf -Director
Ashok V. Desai -Director
A. Douglas Eu -Director & President of the Fund
Timothy R.H. Kimber -Director
Ernest L. Rene Noel -Director
Paul H. Schubert -Treasurer & Secretary
Joanne M. Kilkeary -Assistant Treasurer

INVESTMENT ADVISER
--------------------------------------------------------------------------------
JF International Management Inc.
P.O. Box 3151
Road Town, Tortola
British Virgin Islands

ADMINISTRATOR
--------------------------------------------------------------------------------
Brinson Advisors, Inc.
51 W. 52nd Street
New York, NY 10019
USA

MAURITIUS ADMINISTRATOR
--------------------------------------------------------------------------------
Multiconsult Ltd.
P.O. Box 799
Les Jamalacs
Vieux Conseil Street
Port Louis
Mauritius

CUSTODIAN
--------------------------------------------------------------------------------
Citibank, N.A.
New York:
Citicorp Center
153 East 53rd Street
New York, NY 10043
USA

Hong Kong:
Citibank Tower
Citibank Plaza
3 Garden Road
Central, Hong Kong

India:
First Floor, Sakhar Bhawan
Nariman Point
230 Backbay Reclamation
Mumbai 400 021
India

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
USA

LEGAL COUNSEL
--------------------------------------------------------------------------------
Cleary, Gottlieb, Steen & Hamilton
New York:
1 Liberty Plaza
New York, NY 10006
USA

Hong Kong:
39/F, Bank of China Tower
1 Garden Road
Hong Kong

REGISTRAR, TRANSFER AGENT &
DIVIDEND PAYING AGENT
--------------------------------------------------------------------------------
State Street Bank & Trust Company
P.O. Box 8200
Boston, MA 02266-8200
USA

The financial information included herein is taken from the records of the Fund without examination by independent accountants, who do not express an opinion thereon.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

--------------------------------------------------------------------------------


[LOGO]                     JARDINE FLEMING
                           INDIA FUND, INC.

--------------------------------------------------------------------------------


                              Semi-Annual Report
                                 May 31, 2001


                                     [LOGO]